Exhibit 99.1

FOR IMMEDIATE RELEASE

Celsius Holdings, Inc. Reports Record Preliminary and Unaudited Fourth Quarter
and Full Year 2021 Financial Results

Revenue of $104.3 million, up 192% from $35.7 million in Q4 2020

Domestic revenue increased 238% to $95.9 million, up from $28.4 million in Q4 2020

International revenue increased 15% to $8.3 million, from $7.3 million in Q4 2020

BOCA RATON, FL, March 1, 2022/PRNewswire/ -- Celsius Holdings, Inc., (Nasdaq: CELH), maker of the leading global fitness drink, CELSIUS®, today reported preliminary and unaudited financial results for the fourth quarter and full year ended December 31, 2021. Management will host a conference call today at 4:30 p.m. Eastern Time to discuss the results with the investment community.

A PDF containing our fourth quarter and full year preliminary and unaudited 2021 results and full financial tables is available at: https://www.celsiusholdingsinc.com/Q4_2021

Although the Company has dedicated significant resources to the completion of finalizing its audited consolidated financial statements and related disclosures for inclusion in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the required assessment of its internal controls over financial reporting as required by Section 404 of the Sarbanes-Oxley Act, the Company has encountered staffing limitations, unanticipated delays and identified material errors in previous filings as further described below. As a result, the Company has filed for the fifteen (15) day extension period provided under Rule 12b-25 and anticipates filing its Form 10-K including its audited financials prior to the expiration of the extension period. Accordingly, the fourth quarter and full year 2021 results set forth in the linked PDF are preliminary, unaudited and subject to change and adjustment.

In addition, as more fully described in the linked PDF, in connection with the preparation of its 2021, the Company determined that the calculation and expense of non-cash share-based compensation, related to grants of stock options and restricted stock units awarded to certain former employees and retired directors were materially understated for the three and six month periods ended June 30, 2021 and three and nine month periods ended September 30, 2021 and did not comply with U.S. GAAP. In order to correct previously reported non-cash share-based compensation during these periods, the Company is recognizing additional non-cash share-based compensation expense of approximately $3,180,000 for the three month period ended June 30, 2021 and approximately $12,116,000 for the three month period ended September 30, 2021. The recognition of additional non-cash share-based compensation expense does not impact the Company’s cash, revenue, other aspects of its operations or its business fundamentals.

The Company’s management has concluded, however, that as a result of the above identified errors, a material weakness exists in the Company’s internal controls over financial reporting related to the misapplication of U.S. GAAP in the Company’s evaluation of modifications to share based payment arrangements and that the Company’s disclosure controls and procedures were not effective as of December 31, 2021. The Company has taken remedial actions in this regard.

To participate in the conference call, please call one of the following telephone numbers at least 10 minutes before the start of the call:

US: 877-709-8150

International: 201-689-8354

An audio replay of the call will be available on the Company’s website at: https://www.celsiusholdingsinc.com/press-releases/

About Celsius Holdings, Inc.

Celsius Holdings, Inc. (Nasdaq: CELH), is a global company with a proprietary, clinically proven formula for its master brand CELSIUS® and all its sub-brands. A lifestyle fitness and supplement drink and a pioneer in the rapidly growing performance energy sector, CELSIUS® has five drink lines that each offer proprietary, functional, healthy-energy formulas clinically-proven to offer significant health benefits to its users. The five lines include, CELSIUS® Originals, CELSIUS HEAT™, CELSIUS® BCAA +Energy, CELSIUS® On-the-Go, and CELSIUS® Sweetened with Stevia. CELSIUS® has zero sugar, no preservatives, no aspartame, no high fructose corn syrup, and is non-GMO, with no artificial flavors or colors. The CELSIUS® line of products is Certified Kosher and Vegan. CELSIUS® is also soy and gluten-free and contains very little sodium. CELSIUS® is backed by six university studies that were published in peer-reviewed journals validating the unique benefits CELSIUS® provides. CELSIUS® is sold nationally at Target, CVS, Walmart, GNC, Vitamin Shoppe, 7-Eleven, Dick’s Sporting Goods, The Fresh Market, Sprouts and other key regional retailers such as HEB, Publix, Winn-Dixie, Harris Teeter, Shaw’s and Food Lion. It is also available on Amazon, at fitness clubs and in select micro-markets across the country. For more information, please visit: http://www.celsiusholdingsinc.com

Forward-Looking Statements

Preliminary financial information, financial guidance and growth disclosure have been prepared by management based on information available to it as of the date hereof and should not be viewed as a substitute for full financial statements prepared in accordance with GAAP. Estimated preliminary results are subject to completion of our customary quarterly and annual financial closing and audit and review procedures and are not comprehensive statements of our financial results for the three months and fiscal year ended December 31, 2021 and are subject to adjustments as a result of such procedures.

This press release may contain statements that are not historical facts and are considered forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements contain projections of Celsius Holdings’ future results of operations and/or financial position, or state other forward-looking information. In some cases, you can identify these statements by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” “would,” or similar words. You should not rely on forward-looking statements since Celsius Holdings’ actual results may differ materially from those indicated by forward-looking statements as a result of a number of important factors. These factors include but are not limited to: general economic and business conditions; our business strategy for expanding our presence in our industry; anticipated trends in our financial condition and results of operation; the impact of competition and technology change; existing and future regulations affecting our business; the Company’s ability to satisfy in a timely manner, all Securities and Exchange Commission (SEC) required filings and the requirements of Section 404 of the Sarbanes-Oxley Act of 2002 and the rules and regulations adopted under that Section; and other risks and uncertainties discussed in the reports Celsius Holdings has filed previously with the Securities and Exchange Commission. Celsius Holdings does not intend to and undertakes no duty to update the information contained in this press release.

Investor Relations:
Cameron Donahue
(651) 707-3532
cdonahue@celsius.com

CELSIUS HOLDINGS

Nasdaq: CELH

Celsius Holdings Announces Record Preliminary & Unaudited Fourth Quarter and FY

*Revenue of **$104.3** million, up **192%** from $35.7 million in the year ago quarter*

*North America revenue increased **238%** to **$95.9** million, up from $28.4 million in the year ago quarter*

*International revenue increased **15%** to **$8.3** million, from $7.3 million in the year ago quarter*

Flash Financials $(000)'s*	4Q 2021	4Q 2020	% Change	FY 2021	FY 2020	% Change
Revenue	$104.3	$35.7	192%	$314.3	$130.7	140%
N. America	$95.9	$28.4	238%	$273.0	$95.5	186%
International	$8.3	$7.3	15%	$41.2	$35.2	17%
Gross Profit % (Ex OB Freight)**	39.9% (48.4%)	48.9% (57.2%)	-900 BPS (-880 BPS)	40.8% (49.4%)	46.6% (53.9%)	-580 BPS (-450 BPS)
Stock-Comp Ex.	$7.8	$1.6	386%	$36.5	$6.3	479%
Income Tax	$8.8	($0.1)		$8.0	($0.1)	
Net Income	$11.9	$1.7	600%	$3.9	$8.5	-54%
EBITDA**	$10.9	$3.0	263%	$33.6	$16.0	111%

*Unaudited Financial Presentation **Non-GAAP measures

4th Quarter 2021 Highlights

- Revenue of $104.3 million, up 192% from $35.7 million in the year ago quarter
  - Domestic revenue increased 238% to $95.9 million, up from $28.4 million in the year ago quarter. The increase was driven by accelerating triple-digit growth in traditional channels, optimization and SKU expansion in existing accounts, expansion of Direct Store Delivery ("DSD") network and new store additions lead by C-store expansion
  - Continued expansion in both fitness and vending channels contributed approximately $3.2 million of incremental revenue when compared to the prior year quarter
  - Direct Store Delivery (DSD) network delivered growth of 413% in our distributor revenues when compared to the prior year quarter
- International revenue increased 15% to $8.3 million, from $7.3 million in the year ago quarter
  - Nordic revenues increased 7% to $7.4 million compared to $6.9 million in the year ago period.
  - Revenues from other International markets totaled $942,000, up 57% from $601,000 which included royalty revenues from China

Growth Trends in Revenue By Quarter (Unaudited)

Sales Growth
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21
US Sales
Int. Sales
Total Sales

- Gross profit of $41.7 million, up 140% from $17.4 million in the year ago quarter
- Gross profit percent were 39.9% (48.4% excluding OB freight) of revenues for the three months ended Dec. 31, 2021, from 48.9% (57.2% excluding OB freight) for the prior year quarter
- Net Income of $11.9 million, compared to income of $1.7

* *The financial results included in this Q4 2021 Earnings Release are preliminary, have not been audited and are subject to change in connection with the completion of our financial statements for the twelve months ended December 31, 2021. The preliminary figures may differ materially from the actual results that will be reflected in the Company's financial Statements when they are completed and publicly disclosed in the coming days.*

2021 Full Year Highlights*

- Revenue of $314.3 million, up 140% from $130.7 million for the full year ended December 31, 2020
  - Domestic revenue increased 186% to $273.0 million, up from $95.5 million in the year ago period
  - Continued expansion of Direct Store Delivery (DSD) network delivered growth of 362% in our distributor revenues compared to the prior year period
  - Fitness and vending channels combined for triple digit growth, which contributed approximately $14.7 million of incremental revenue when compared to the prior year
- International revenue increased 17% to $41.2 million, from $35.2 million in the 2020 period
  - Nordic revenues increased by 13% to $38.1 million from $34.0 in the prior year period
  - Revenues from other International markets totaled $3.2 million, an increase of 109% from $1.5 million for the prior year period
- Gross profit of $128.2 million, up 111% from $61.0 million for the full year ended December 31, 2020
- Gross profit percent were 40.8% (49.4% excluding outbound freight), for the full year ended December 31, 2021 from 46.6% (53.9% excluding outbound freight), for the prior year period
- Net income of $3.9 million compared to a net income of $8.5 million in the 2020 period
  - Non-cash stock based compensation totaled $36.5 million for the full year 2021 compared to $6.3 million in the year ago period
- *Non-GAAP Adjusted EBITDA totaled approximately $33.5 million compared to $16.0 million in 2020, an increase of 112%

CELSIUS
LIVE FIT
@celsiusofficial

** The Company reports financial results in accordance with accounting principles generally accepted in the United States ("GAAP"), but management believes that disclosure of adjusted EBITDA and Gross profit excluding Outbound Freight, a non-GAAP financial measures, may provide users with additional insights into operating performance. The Company reports unaudited financial results for 2021.*

CELSIUS

Distribution Highlights

CELSIUS

CELSIUS BRAND
PERFORMANCE VS. CATEGORY

CELSIUS

OUTPACING GROWTH 14.5X

Trend forward functional energy brand has gained momentum as CELSIUS® is growing faster than the category at a reported +224% y/y over the past 12 weeks compared to 15.5% for the industry.

(Last 12 Weeks Ending 12/26/21, IRI MULO+C)

- ⇒ The most recent reported Nielsen scan data as of 02.12.22, showing Celsius sales up +233% y/y for 2-wks, +234% for 4-wks and +227% for 12-wks with a 1.8% share of the energy category over the last 52-wks. This compares to the energy category which grew approximately +13% y/y for 2-wks and +13% for 12-wks over the same time period
    - ⇒ On Amazon, CELSIUS® is the SECOND largest energy drink with a 20.24 % share of the Energy Drink Category a 6.85% share ahead of RED BULL® at a 13.39% share and moving closer to the number 1 spot, just 4.19% share behind MONSTER® at a 24.39% (Last 4 Weeks Ending 02/12/22, Stackline, Energy Drink Category: Total US)
    - ⇒ CELSIUS YoY Growth = 93.63%, compared to Amazon's Energy Drink Category 37.31% (CELSIUS Growth is just over 2.5X the category) (Last 4 Weeks Ending 02/12/22, Stackline, Energy Drink Category: Total US)
- ⇒ US store count now exceeds 135,000 locations nationally, growing over 53,000 doors or 65%, from the 82,000 at the beginning of 2021, with additional expansion planned throughout 2022 as retailer resets take place
    - ⇒ Grew convenience store locations by 95%, or over 29,000 locations for the full year to 59,700 locations
    - ⇒ Secured additional distribution agreements with key partners bringing Celsius direct store delivery (DSD) national network coverage to over 98% of the US population, started 2021 with 150 DSD partners with 80% coverage of major metro areas. These new partnerships further expand availability to new regions as Celsius finalizes the build out its national distribution network which now includes over **276** regional direct store delivery (DSD) partners
    - ⇒ Direct Store Delivery (DSD) network delivered growth of 362% in 2021 when compared to the prior year, totaling over $94 million with sequential growth in each quarter of 2021
    - ⇒ 65% of MULO+C retail stores are now serviced by Direct Store Delivery (DSD). Mass Channel now 99% DSD serviced, 62% of convenience with majority of all expansions immediately launching with DSD, independent convenience store service increased 25% vs Q3 2021 and 135% vs the start of 2021
    - ⇒ Club channel stores now total over 524 locations and generated $35 million of incremental revenue when compared to the prior year
- ⇒ The Company placed an additional 300 coolers in the fourth quarter and over 1,200 for the full year of 2021. In addition, over 400 barrel coolers were placed in retail locations during 2021. The company anticipates a continued acceleration of cooler placements through 2022
- ⇒ Fitness channel expansion:
    - ⇒ Celsius is now available in over 150 Life Time locations in their LifeCafe®
    - ⇒ Exclusive energy drink partner with CycleBar

CELSIUS

Nordic Update and EU Expansion

SOCKERFRI • COLA
CELSIUS ENERGY
COLA
200 MG KOFFEIN
SOCKERFRI • CITRON LIME
CITRON LIME
SOCKERFRI • HALLON ACAI
HALLON ACAI
SOCKERFRI • NORDIC BERRIES
FROZEN BERRY
NORDIC BERRIES
SOCKERFRI • WHITE PEACH
PEACH VIBE
WHITE PEACH
SOCKERFRI
Tropical Twist
PINEAPPLE, STRAWBERRY & LIME
SOCKERFRI • FRESH APPLE
FRESH APPLE
SOCKERFRI • BLOOD ORANGE
BLOOD ORANGE
CITY PULSE
SOCKERFRI • CRISPY PEAR
CRISPY PEAR

Nordics delivered the strongest year so far under Celsius ownership both in terms of revenue

Sweden:

FAST
Banoffee
Caramel
Milk Choco
New!
LIKE CANDY?
NOW IN SHAPE OF PROT

⇒ Sweden improved to a 10+% market share of energy drinks in Q4 following new global design launch

⇒ New design launch display sales up 52% in Q4

BLUEBERRY FROST
CELSIUS

Finland:

⇒ Expanded through SOK in 2021, largest retailer in Finland, driving 24% total revenue growth and 151% on Celsius Full Year 2021

⇒ Maintained over 28% market share of Bars in Q4 2021

Amazon EU Launch:

⇒ Germany scaling from Q4 launch, with three initial Celsius SKU's

⇒ United Kingdom is now operational with three initial Celsius SKU's and six Fast Bar SKU's

⇒ France and Italy to be launched in Q1 2022

NEW LOOK
NEW FLAVOUR
SAME HEALTHY ENERGY
CELSIUS

CELSIUS ENERGY
BLUEBERRY FROST
LIMITED EDITION
200 MG CAFFEINE

FRESH APPLE
CELSIUS
CELSIUS

CELSIUS ENERGY
CELSIUS ENERGY

Financial Tables

Celsius Holdings, Inc.
Consolidated Statements of Operations and Comprehensive Income
(unaudited)*

	For the three months ended December 31, 2021	For the three months ended December 31, 2020	For the twelve months ended December 31, 2021	For the twelve months ended December 31, 2020 (1)
Revenue	$104,254,257	$35,664,512	$314,271,559	$130,725,777
Cost of revenue	62,607,569	18,239,498	186,103,035	69,752,032
Gross profit	41,646,688	17,425,014	128,168,524	60,973,745
Selling and marketing expenses	24,627,192	11,234,425	74,738,295	34,875,339
General and administrative expenses	14,156,725	5,727,397	57,519,745	18,187,406
Total operating expenses	38,783,9176	16,961,822	132,258,040	53,062,745
Income from operations	**2,862,771**	**463,192**	**(4,089,516)**	**7,911,000**
Other income/(expense):				
Interest income on note receivable	77,376	87,112	316,962	355,821
Interest expense on bonds	-	(40,355)	-	(431,813)
Interest on other obligations	(2,137)	(2,604)	(9,633)	(16,004)
Amortization of discount on bonds payable	-	(70,315)	-	(576,415)
Other miscellaneous income/(expense)	-	(21,486)	-	(49,100)
Amortization of intangibles	-	429,307	-	-
Amortization lease	-	289,277	-	-
Gain on lease cancellations	-	-	-	152,112
Foreign exchange gain/(loss)	174,958	729,410	(276,259)	1,375,925
European taxes	-	(81,500)	-	(81,500)
Total other income	250,197	1,318,846	31,070	729,026
Net income before income taxes	**3,112,968**	**1,782,038**	**(4,058,446)**	**8,640,026**
Income tax benefit (expense)	8,829,539	(116,177)	7,995,721	(116,177)
Net income	**11,942,507**	**1,665,861**	**3,937,274**	**8,523,849**
Other comprehensive income/(loss):				
Foreign currency translation income/(loss)	(551,376)	664,522	815,793	551,378
Comprehensive Income	**11,391,131**	**2,330,383**	**4,753,067**	**9,075,227**
Income per share:				
Basic	$ 0.16	$ 0.02	$ 0.05	$ 0.12
Diluted	$ 0.15	$ 0.02	$ 0.05	$ 0.11
Weighted average shares outstanding:				
Basic	74,836,561	71,876,874	73,781,130	70,195,085
Diluted	78,392,888	76,467,833	77,688,501	74,443,601

(1) Derived from Audited Consolidated Financial Statements

Reference: Consolidated Balance Sheet Form 10-K filed with the SEC May 11, 2021

*The three months ending December 31, 2021 and 2020 as well as the twelve months ended December 31, 2021 are unaudited

Financial Tables

Celsius Holdings, Inc.
Consolidated Balance Sheet

	December 31, 2021 (Unaudited)	December 31, 2020 [1]
ASSETS		
Current assets:		
Cash	$ 16,254,708	$ 43,248,021
Accounts receivable-net	38,741,049	14,986,213
Note receivable-current	2,587,905	1,885,887
Inventories-net	191,221,851	18,403,622
Prepaid expenses and other current assets	13,555,037	14,626,922
Total current assets	262,360,550	93,150,665
Note receivable	7,116,738	9,429,437
Property and equipment-net	3,180,058	579,377
Deferred tax asset	9,019,241	-
Right-of-use asset-operating leases	1,128,151	836,038
Right-of-use asset-finance leases	85,953	162,119
Long-term security deposits	299,829	122,733
Intangibles	16,301,326	16,590,083
Goodwill	14,526,583	10,419,321
Total Assets	**$ 314,018,429**	**$ 131,289,773**
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current liabilities:		
Accounts payable and accrued expenses	$ 91,478,612	$ 25,412,753
Lease liability-operating leases	511,764	321,283
Lease liability-finance leases	157,046	205,824
Other current liabilities	976,072	425,232
Total current liabilities	93,123,494	26,365,092
Long-term liabilities:		
Lease liability-operating leases	657,935	514,948
Lease liability-finance leases	45,408	82,290
Deferred tax liabilities	3,146,394	-
Total Liabilities	**96,973,231**	**26,962,330**
Stockholders' Equity:		
Common stock, $0.001 par value; 100,000,000 shares authorized, 74,908,845 and 72,262,829 shares issued and outstanding at December 31, 2021 and December 31, 2020, respectively	74,909	72,263
Additional paid-in capital	267,846,196	159,884,154
Accumulated other comprehensive income/(loss)	613,651	(202,142)
Accumulated deficit	(51,489,558)	(55,426,832)
Total Stockholders' Equity	217,045,198	104,327,443
Total Liabilities and Stockholders' Equity	**$ 314,018,429**	**$ 131,289,773**

(1) Derived from Audited Consolidated Financial Statements

Reference: Consolidated Balance Sheet Form 10-K filed with the SEC May 11, 2021

*December 31, 2021 Financials Statements are unaudited

Financial Tables

Celsius Holdings, Inc.

Reconciliation of Non-GAAP Financial Measure*

(Unaudited)

	Three months ended December 31,		Twelve months ended December 31,	
	2021	2020	2021	2020
Net income available to common stockholders (GAAP measure)	**$ 11,942,507**	**$ 1,665,861**	**$ 3,937,274**	**$ 8,523,849**
Add back/(Deduct):				
Income tax benefit	(8,829,539)	116,177	(7,995,721)	116,177
Depreciation and amortization expense	295,442	304,326	1,259,885	1,738,829
Net interest	(75,239)	(44,153)	(307,329)	91,996
Stock-based compensation	7,777,789	1,621,301	36,475,161	6,340,000
Other Non-Operational (Gains)/Loss-Net	-	102,986	-	554,903
Foreign exchange Gain/(Loss)	(174,958)	(729,410)	276,259	(1,375,925)
Non-GAAP Adjusted EBITDA	**$ 10,936,001**	**$ 3,037,088**	**$ 33,645,529**	**$ 15,989,829**

	Three months ended December 31,		Twelve months ended December 31,	
	2021	2020	2021	2020
Gross Profit (GAAP measure)	**$ 41,646,688**	**$17,425,014**	**$128,168,524**	**$ 60,973,745**
Gross Profit %	39.9%	48.9%	40.8%	46.6%
Add back/(Deduct):				
Out Bound Freight	8,787,233	2,988,734	26,934,830	9,460,052
Non-GAAP Adjusted Gross Profit	**$ 50,433,921**	**$20,413,748**	**$155,103,354**	**$ 70,433,797**
Non-GAAP Adjusted Gross Margin %	48.4%	57.2%	49.4%	53.9%

** The Company reports financial results in accordance with accounting principles generally accepted in the United States ("GAAP"), but management believes that disclosure of adjusted EBITDA and Gross Margins excluding Outbound Freight, a non-GAAP financial measure, may provide users with additional insights into operating performance.*

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